INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

Significant components of the Company’s deferred tax assets and liabilities for federal and state income taxes as of December 31, 2022 and 2021 are as follows in thousands:

	December 31, 2022	December 31, 2021
Deferred tax assets:
Stock-based compensation	$2,575	$1,164
Assets	2,752	5,736
Liability accruals	323	361
R&D Credit	1,372	4,792
Capital Loss	528	528
Deferred state tax	(2,146)	(2,246)
Net operating loss carry forward	53,456	57,343
Total gross deferred tax assets	58,860	67,678
Less - valuation allowance	(58,860)	(67,678)
Net deferred tax assets	$-	$-

The Company had gross deferred tax assets of approximately $58.9 million and $67.7 million as of December 31, 2022 and 2021, respectively, which primarily relate to net operating loss carryforwards.

As of December 31, 2022 and 2021, the Company had gross federal net operating loss carryforwards of approximately $222.1 million and $236.1 million, respectively, which are available to offset future taxable income, if any. The Company recorded a valuation allowance in the full amount of its net deferred tax assets since realization of such tax benefits has been determined by our management to be unlikely.

At December 31, 2022 and 2021, the Company had California state gross operating loss carry-forwards of approximately $77.2 and $76.3 million, which will expire in various amounts from 2028 through 2040. At December 31, 2022, all the Company’s federal research and development tax credits of approximately $3.3 million, from prior years, expired in 2021 and California state research and development tax credits of approximately $1.4 million which have no expiration date.

The Company identified its federal and California state tax returns as “major” tax jurisdictions. The periods our income tax returns are subject to examination for these jurisdictions are 2018 through 2021. We believe our income tax filing positions and deductions will be sustained on audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

Portions of these carryforwards will expire through 2038, if not otherwise utilized. The Company’s utilization of net operating loss carryforwards could be subject to an annual limitation because of certain past or future events, such as stock sales or other equity events constituting a “change in ownership” under the provisions of Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitations could result in the expiration of net operating loss carryforwards and tax credits before they can be utilized. We have not performed a formal analysis, but we believe our ability to use such net operating losses and tax credit carryforwards will be subject to annual limitations, due to change of ownership control provisions under Section 382 and 383 of the Internal Revenue Code, which would significantly impact our ability to realize these deferred tax assets.